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                                                          EXHIBIT 23.2



                    CONSENT OF INDEPENDENT AUDITORS



Solutia Inc.:

     We consent to the incorporation by reference in this Registration Statement on Form S-8 of our opinion dated March 1, 2000 (relating to the financial statements of Viking Resins Group Holdings B.V. and subsidiaries), appearing in Exhibit 99.1 of your Form 8-K/A filed March 6, 2000.





/s/ Deloitte & Touche Accountants

DELOITTE & TOUCHE ACCOUNTANTS


Amsterdam, The Netherlands
March 9, 2000